SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)              July 23, 2003
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                           SOS STAFFING SERVICES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Utah                        0-26094                   87-0295503
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(State or other jurisdiction         (Commission              (IRS Employer ID
of incorporation)                    File Number)                  Number)


1415 South Main, Salt Lake City, Utah                              84115
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(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:             (801) 484-4400
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(Former name or former address, if changed since last report)



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Item 5.  Other Events.
         ------------

         On July 23, SOS Staffing Services, Inc. (NASDAQ/NNM: SOSS) (the "Registrant") received a Nasdaq Staff Determination on July 23, 2003, indicating that the Registrant does not meet Nasdaq's $1.00 minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a)(5) and that its common stock is, therefore, subject to delisting from The NASDAQ SmallCap Market as of August 1, 2003. The Company's board of directors also determined to implement a five-for-one reverse stock split.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Businesses Acquired. None

         (b) Pro Forma Financial Information. None

         (c) Exhibits.

                99.1     Press Release, dated July 29, 2003




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SOS STAFFING SERVICES, INC.
                                      By:   Kevin Hardy
                                            ------------------------------------
                                            Name: Kevin Hardy
                                            Title:  Sr. Vice President and
                                                    Chief Financial Officer

Dated:  July 29, 2003




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



                                  EXHIBIT INDEX


Exhibit Number                 Description

        99.1                   Press Release, dated July 29, 2003

















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